Income Taxes - Summary of Unrecognized Tax Benefits (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Uncertainties [Abstract]
Unrecognized tax benefits	$ 465	$ 365	$ 684	$ 622
Accrued interest on unrecognized tax benefits	56	53	72
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	45	36	64
Portion that, if recognized, would reduce tax expense and effective tax rate	$ 153	$ 111	$ 99